LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 21, 2012

TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED MAY 31, 2011 OF

LEGG MASON INVESTMENT COUNSEL SOCIAL AWARENESS FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 31, 2011, as supplemented on June 1, 2011 and May 21, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 31, 2011, as supplemented on May 21, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated January 31, 2011, are incorporated by reference into this Summary Prospectus.

The sections of the Summary Prospectus and Prospectus titled “Management – Portfolio Managers” are replaced with the following text:

Portfolio managers: Ronald T. Bates and Aimee M. Eudy. Mr. Bates (Managing Director and Portfolio Manager at LMIC and Director of the Socially Responsive Investment Department) and Ms. Eudy (Vice President, Portfolio Manager and Credit Analyst at LMIC and a member of LMIC’s Socially Responsive Investment Working Group) have been portfolio managers for the fund since December 2006 and May 2012, respectively.

The section of the Prospectus titled “More on fund management — Portfolio managers” is replaced with the following text:

Portfolio managers

Ronald T. Bates and Aimee M. Eudy have served as portfolio managers since December 2006 and May 2012, respectively. Mr. Bates and Ms. Eudy are primarily responsible for the day-to-day management of the fund’s investments and have the ultimate authority to make investment decisions.

Mr. Bates, Managing Director at LMIC and Director of the Socially Responsive Investment Department, is the lead portfolio manager and is responsible for managing the equity portion of the fund. Mr. Bates joined LMIC in 2005 from Scudder, Stevens & Clark. He has over 20 years in the investment management business.

Ms. Eudy, a Vice President, Portfolio Manager and Credit Analyst at LMIC, is responsible for managing the fixed income portion of the fund. Ms. Eudy joined an LMIC predecessor organization in 2003 and is also responsible for corporate credit analysis in the taxable fixed income market for the institutional separate account portfolios. She is a member of LMIC’s Socially Responsive Investment Working Group. She has over 15 years in the investment management business.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

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